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                                                                   EXHIBIT 23.1

               [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this S-8 Registration Statement of our report dated November 14, 1997, included in ACSYS Inc.'s Form S-1 Registration Statement (File No. 333-38465) and to all references to our Firm included in this Registration Statement.

                                        /s/ Arthur Andersen LLP

Philadelphia, Pa.
February 17, 1998